Vanguard Variable Insurance Fund Small Company Growth Portfolio

Supplement to the Prospectus and Summary Prospectus Dated April 29, 2016

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has approved a restructuring of the Portfolio’s investment advisory team, removing Granahan Investment Management, Inc. (Granahan) as an investment advisor to the Portfolio and reallocating the Portfolio assets managed by Granahan to two existing advisors to the Portfolio: Arrowpoint Asset Management, LLC, and The Vanguard Group, Inc. All references to Granahan and all other details and descriptions regarding Granahan’s management of certain assets of the Portfolio in the Prospectus and Summary Prospectus are deleted in their entirety.

The Portfolio’s investment objective, principal investment strategies, and principal risks are not expected to change.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 161A 032017

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated April 29, 2016

Important Changes to Vanguard Variable Insurance Fund Small Company Growth Portfolio

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has approved a restructuring of the Portfolio’s investment advisory team, removing Granahan Investment Management, Inc. (Granahan) as an investment advisor to the Portfolio and reallocating the Portfolio assets managed by Granahan to two existing advisors to the Portfolio: Arrowpoint Asset Management, LLC, and The Vanguard Group, Inc. All references to Granahan and all other details and descriptions regarding Granahan’s management of certain assets of the Portfolio in the Statement of Additional Information are deleted in their entirety.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 64E 032017